Regulatory Capital	12 Months Ended
Dec. 31, 2012
Regulatory Capital Requirements [Abstract]
Regulatory Capital Requirements under Banking Regulations [Text Block]
Regulatory Capital and Other Regulatory Matters
As a bank holding company, we and our wholly owned state-chartered banking subsidiary, Ally Bank, are subject to risk-based capital and leverage guidelines issued by federal and state banking regulators that require that our capital-to-assets ratios meet certain minimum standards. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary action by regulators that, if undertaken, could have a direct material effect on the consolidated financial statements or the results of operations and financial condition of Ally and Ally Bank. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, we must meet specific capital guidelines that involve quantitative measures of our assets and certain off-balance sheet items. Our capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk-weightings, and other factors.
The risk-based capital ratios are determined by allocating assets and specified off-balance sheet financial instruments into several broad risk categories with higher levels of capital being required for the categories that present greater risk. Under the guidelines, total capital is divided into two tiers: Tier 1 capital and Tier 2 capital. Tier 1 capital generally consists of common equity, minority interests, qualifying noncumulative preferred stock, and the fixed rate cumulative preferred stock sold to Treasury under the Troubled Asset Relief Program (TARP), less goodwill and other adjustments. Tier 2 capital generally consists of perpetual preferred stock not qualifying as Tier 1 capital, limited amounts of subordinated debt and the allowance for loan losses, and other adjustments. The amount of Tier 2 capital may not exceed the amount of Tier 1 capital.
Total risk-based capital is the sum of Tier 1 and Tier 2 capital. Under the guidelines, banking organizations are required to maintain a minimum Total risk-based capital ratio (Total capital to risk-weighted assets) of 8% and a Tier 1 risk-based capital ratio (Tier 1 capital to risk-weighted assets) of 4%.
The federal banking regulators also have established minimum leverage ratio guidelines. The leverage ratio is defined as Tier 1 capital divided by adjusted quarterly average total assets (which reflect adjustments for disallowed goodwill and certain intangible assets). The minimum Tier 1 leverage ratio is 3% or 4% depending on factors specified in the regulations.
A banking institution meets the regulatory definition of “well-capitalized” when its Total risk-based capital ratio equals or exceeds 10% and its Tier 1 risk-based capital ratio equals or exceeds 6%; and for insured depository institutions, when its leverage ratio equals or exceeds 5%, unless subject to a regulatory directive to maintain higher capital levels.
The banking regulators have also developed a measure of capital called “Tier 1 common” defined as Tier 1 capital less noncommon elements, including qualifying perpetual preferred stock, minority interest in subsidiaries, trust preferred securities, and mandatory convertible preferred securities. Tier 1 common is used by banking regulators, investors and analysts to assess and compare the quality and composition of Ally's capital with the capital of other financial services companies. Also, bank holding companies with assets of $50 billion or more, such as Ally, must develop and maintain a capital plan annually, and among other elements, the capital plan must include a discussion of how we will maintain a pro forma Tier 1 common ratio (Tier 1 common to risk-weighted assets) above 5% under expected conditions and certain stressed scenarios.
On October 29, 2010, Ally, IB Finance Holding Company, LLC, Ally Bank, and the FDIC entered into a Capital and Liquidity Maintenance Agreement (CLMA). The CLMA requires capital at Ally Bank to be maintained at a level such that Ally Bank's leverage ratio is at least 15%. For this purpose, the leverage ratio is determined in accordance with the FDIC's regulations related to capital maintenance.
The following table summarizes our capital ratios.

	2012		2011		Required minimum		Well-capitalized minimum
December 31, ($ in millions)	Amount	Ratio	Amount	Ratio
Risk-based capital
Tier 1 (to risk-weighted assets)
Ally Financial Inc.	$20,232	13.13%	$21,067	13.65%	4.00%		6.00%
Ally Bank	14,136	16.26	12,953	17.42	4.00		6.00
Total (to risk-weighted assets)
Ally Financial Inc.	$21,669	14.07%	$22,664	14.69%	8.00%		10.00%
Ally Bank	14,827	17.06	13,675	18.40	8.00		10.00
Tier 1 leverage (to adjusted quarterly average assets) (a)
Ally Financial Inc.	$20,232	11.16%	$21,067	11.45%	3.00–4.00%		(b)
Ally Bank	14,136	15.30	12,953	15.50	15.00	(c)	5.00%
Tier 1 common (to risk-weighted assets)
Ally Financial Inc.	$10,749	6.98%	$11,585	7.51%	n/a		n/a
Ally Bank	n/a	n/a	n/a	n/a	n/a		n/a
n/a = not applicable

(a)	Federal regulatory reporting guidelines require the calculation of adjusted quarterly average assets using a daily average methodology.

(b)	There is no Tier 1 leverage component in the definition of a well-capitalized bank holding company.

(c)	Ally Bank, in accordance with the CLMA, is required to maintain a Tier 1 leverage ratio of at least 15%.
At December 31, 2012, Ally and Ally Bank were “well-capitalized” and met all capital requirements to which each was subject.
Basel Capital Accord and Other Regulatory Matters
In June 2012, the U.S. federal banking agencies released three notices of proposed rulemaking (NPRs) and a Market Risk Final Rule (effective January 1, 2013). The three NPRs represent substantial revisions to the regulatory capital rules for banking organizations. If adopted, as proposed, these NPRs would incorporate the international Basel III capital framework, as well as implement certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act). On August 8, 2012, the federal banking agencies extended the public comment period on the NPRs to October 22, 2012.
Highlights of the NPRs include a revised definition of capital in order to implement the Basel III reforms as well as higher minimum capital ratios that will apply to most banking organizations and would be phased in between 2013 and 2019 consistent with the Basel Committee's international implementation time line. The NPRs remove the use of credit ratings from both the standardized and advanced approaches, as required by the Dodd-Frank Act. In addition, the standards in the existing Basel I risk-based capital rules, which the NPRs refer to as the “general risk-based capital requirements,” would be revised, effective January 1, 2015, to include a more risk-sensitive risk-weighting approach. On November 9, 2012, the federal banking agencies announced that the Basel III proposals would not become effective on January 31, 2013.
The Market Risk Final Rule, which amends the calculation of market risk capital, only applies to banking organizations with significant trading assets and liabilities. We do not currently meet the minimum requirements for application of the Market Risk Rule; accordingly, this rule is not currently applicable to us.
Compliance with evolving capital requirements is a strategic priority for Ally. We expect to be in compliance with all applicable requirements within the established timeframes.
International Banks, Finance Companies, and Other Foreign Operations
Certain of our foreign subsidiaries operate in local markets as either banks or regulated finance companies and are subject to regulatory restrictions. These regulatory restrictions, among other things, require that our subsidiaries meet certain minimum capital requirements and may restrict dividend distributions and ownership of certain assets. Total assets of our regulated international banks and finance companies were approximately $15.3 billion and $13.6 billion at December 31, 2012 and 2011, respectively. In addition, the Bank Holding Company Act of 1956 imposes restrictions on Ally's ability to invest equity abroad without FRB approval. Many of our other operations are also heavily regulated in many jurisdictions outside the United States.
Depository Institutions
Ally Bank is a state nonmember bank, chartered by the State of Utah, and subject to the supervision of the FDIC and the Utah Department of Financial Institutions. Ally Bank's deposits are insured by the FDIC, and Ally Bank is required to file periodic reports with the FDIC concerning its financial condition. Total assets of Ally Bank were $94.8 billion and $85.3 billion at December 31, 2012 and 2011, respectively. Ally Bank is subject to Utah law (and, in certain instances, federal law) that places restrictions and limitations on the amount of dividends or other distributions. Ally Bank did not make any dividend or other distributions to Ally in 2012 or 2011.
The FRB requires banks to maintain minimum average reserve balances. The amount of the required reserve balance for Ally Bank was $214 million and $205 million at December 31, 2012 and 2011, respectively.
U.S. Mortgage Business
Our U.S. mortgage business is subject to extensive federal, state, and local laws, rules, and regulations, in addition to judicial and administrative decisions that impose requirements and restrictions on this business. As a Federal Housing Administration-approved lender, certain of our U.S. mortgage subsidiaries are required to submit audited financial statements to the Department of Housing and Urban Development on an annual basis. The U.S. mortgage business is also subject to examination by the Federal Housing Commissioner to assure compliance with Federal Housing Administration regulations, policies, and procedures. The federal, state, and local laws, rules, and regulations to which our U.S. mortgage business is subject, among other things, impose licensing obligations and financial requirements; limit the interest rates, finance charges, and other fees that can be charged; regulate the use of credit reports and the reporting of credit information; impose underwriting requirements; regulate marketing techniques and practices; require the safeguarding of nonpublic information about customers; and regulate servicing practices, including the assessment, collection, foreclosure, claims handling, and investment and interest payments on escrow accounts.
Certain of our mortgage subsidiaries are required to satisfy regulatory net worth requirements. Failure to meet minimum capital requirements can initiate certain mandatory actions by federal, state, and foreign agencies that could have a material effect on our results of operations and financial condition. These entities were in compliance with these requirements at December 31, 2012.
Insurance Companies
Our Insurance operations are subject to certain minimum aggregate capital requirements, net asset and dividend restrictions under applicable state and foreign insurance law, and the rules and regulations promulgated by various U.S. and foreign regulatory agencies. Under various state and foreign insurance regulations, dividend distributions may be made only from statutory unassigned surplus, with approvals required from the regulatory authorities for dividends in excess of certain statutory limitations. At December 31, 2012, the maximum dividend that could be paid by the U.S. insurance subsidiaries over the next twelve months without prior statutory approval was $118 million.